SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 5, 2004
CITADEL SECURITY SOFTWARE INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-33491	75-2873882

(STATE OR OTHER	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
JURISDICTION OF		IDENTIFICATION
INCORPORATION)		NUMBER)

8750 N. CENTRAL EXPRESSWAY, SUITE 100, DALLAS, TEXAS 75231

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 520-9292

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 5, 2004, Citadel Security Software Inc. (the "Registrant") issued a press release announcing its financial results for the quarter and six months ended June 30, 2004. A copy of the press release is attached as exhibit 99.1 to this report.

The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibit 99.1 Press Release dated August 5, 2004 of the Registrant announcing earnings for the quarter and six months ended June 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Citadel Security Software Inc.
(Registrant)

By: /s/    RICHARD CONNELLY
Richard Connelly
Chief Financial Officer

Dated as of August 6, 2004